SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2010

ZOOM TELEPHONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53722	04-2621506
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

207 South Street, Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 423-1072

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2010, the employment of Robert Crist, Vice President of Finance and Chief Financial Officer of Zoom Telephonics, Inc., terminated as mutually agreed by Mr. Crist and Zoom Telephonics. Frank B. Manning, the Company’s President, Chief Executive Officer, and Chairman of the Board, will also serve as Chief Financial Officer.

Information regarding Mr. Manning required by this Item 5.02 has been previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in the Proxy Statement for our 2010 Annual Meeting of Shareholders, both as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.
(Registrant)

By:	/s/Frank Manning
Frank Manning
President and
Chief Executive Officer

Date:  May 25, 2010